UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 11, 2011

Financial Institutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-26481	16-0816610
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

220 Liberty Street, Warsaw, New York		14569
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-786-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On March 10, 2011, Financial Institutions, Inc. (the "Company") filed a prospectus supplement with the U.S. Securities and Exchange Commission in connection with the public offering of 2,813,475 shares (the "Shares") of the Company’s common stock. The opinion as to the validity of the Shares and consent to be named in the prospectus supplement of Harter Secrest & Emery LLP are filed as Exhibits 5 and 23 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 5 Opinion of Harter Secrest & Emery LLP
Exhibit 23 Consent of Harter Secrest & Emery LLP (included in Exhibit 5 hereto)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Institutions, Inc.

March 11, 2011	By:	Karl F. Krebs

Name: Karl F. Krebs
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

5	Opinion of Harter Secrest & Emery LLP